UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 15, 2005

                      ZYGO CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-12944 (Commission File Number)	06-0964500 (IRS Employer Identification No.)

Laurel Brook Road, Middlefield, CT (Address of Principal Executive Offices)		06455-0448 (Zip Code)

Registrant’s telephone number, including area code:	(860) 347-8506

                                            Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

a)  On November 15, 2005, the Audit Committee of the Board of Directors of Zygo Corporation (the "Registrant") dismissed KPMG LLP as the Registrant's independent registered public accounting firm.

The audit reports of KPMG LLP on the consolidated financial statements of the Registrant as of and for the fiscal years ended June 30, 2005 and 2004 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG LLP on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of June 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the two fiscal years ended June 30, 2005 and 2004 and the subsequent interim period through the date of dismissal of KPMG LLP, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference thereto in its reports on the financial statements of the Registrant for such fiscal years. None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred within the Registrant's fiscal years ended June 30, 2005 and 2004 or the subsequent interim period through the date of dismissal of KPMG LLP.

The Registrant provided KPMG LLP with a copy of the foregoing disclosures and requested KPMG LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the foregoing statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of the letter, dated November 18, 2005, furnished by KPMG LLP is filed as Exhibit 16.1 to this current report on Form 8-K.

b)  On November 15, 2005, the Audit Committee of the Board of Directors of the Registrant engaged Deloitte & Touche LLP as the Registrant's new independent registered public accounting firm. During the Registrant's fiscal years ended June 30, 2005 and 2004 and during the subsequent interim period through the date of dismissal of KPMG LLP, neither the Registrant nor anyone on the Registrant's behalf consulted Deloitte & Touche LLP regarding any of the matters referred to in Item 304(a)(2) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

16.1	Letter re: change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYGO CORPORATION

Date: November 18, 2005	By:	/s/ J. Bruce Robinson
Name: J. Bruce Robinson Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

16.1	Letter regarding change of certifying accountant.